                                                                    Exhibit 10.1

            AGREEMENT OF COMPROMISE, SETTLEMENT, AND MUTUAL RELEASE
            -------------------------------------------------------

         This agreement (the "Agreement"), effective as of the 28th day of September, 2001, (the "Effective Date"), is entered into by and between eDiets, Inc. ("eDiets ") and America Online, Inc. ("AOL") (hereinafter collectively, "the Parties").

         WHEREAS, eDiets and AOL are the parties to an Interactive Services Agreement that was entered into on November 23, 2000, in which eDiets has contracted for services from AOL(hereinafter the "Contract" );

         WHEREAS, there is a current balance of [_______________________________
___________________________________________________________] due and payable to
AOL on the Contract ("the Amount Due"), and eDiets is unwilling to pay the Amount Due to AOL;

         WHEREAS, AOL denies any and all wrongdoing of any kind whatsoever on the part of themselves, their present and former parent, subsidiary, affiliated, and related corporations or entities, and any shareholders, officers, directors, agents, partners, or employees of any of the foregoing entities (hereinafter collectively "the AOL Persons and Entities"); and denies that it or any of the AOL Persons and Entities have breached any agreement or violated any statute or provision of the common law; and states that it has fulfilled its obligations under the Contract;

         WHEREAS, the Parties desire to resolve this matter, and, therefore, have agreed to compromise, settle, and mutually release any and all claims between them arising out of eDiets' failure to pay the Amount Due, in order to avoid the further expense, inconvenience, and distraction of burdensome and protracted litigation;

         NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements contained herein, the Parties agree as follows:

          1. eDiets agrees to pay to AOL the single sum of [_____________________________________________________________
               _______________________________________] to America Online, Inc.
               no later than October 2, 2001 (hereinafter "the Payment"), which sum shall constitute full and final settlement of any and all claims or bases which were asserted or could have been asserted, all claims for restitution, refund of payment, attorneys' fees, cost of court, punitive damages, and pre- or post-judgment interest arising out of eDiets' failure to pay the Amount Due. eDiets further agrees that AOL and the AOL Persons and Entities shall have no further obligations under the Contract after the Effective Date of this Agreement. As of part of this Agreement, AOL will deliver [_________________________________________]
               impressions to eDiets throughout the AOL network as reasonably determined by AOL during the next three (3) months after the Effective Date.

          2. eDiets shall provide to AOL a report on revenues generated and payment for all monies owed to AOL under Section 4.3 of the Contract for any revenue share generated up to September 30, 2001 by October 15, 2001.

          3.   eDiets shall give [_____________________________] first right of refusal in the allocation of its [______] advertising spending up to an amount equal to [_________________________________________
               __________________________________________] from the Effective
               Date of this Agreement until December 31, 2002 ("First Right Period"). Accordingly, with regard to any planned [________] advertising spending by eDiets during the First Right Period, eDiets shall provide [__________] with an opportunity to match any third party plan that eDiets may negotiate to reach its offline advertising objectives. If [__________] can provide eDiets with an [________] advertising plan that is substantially similar in a) demographic targets, b) medium or mixture of mediums (e.g. print vs. radio vs. television), c) dayparts on specific networks or channels at an equivalent CPM rate, eDiets shall make such advertising expenditure(s) with [__________]. Notwithstanding the foregoing, in no case will eDiets be forced to accept an advertising plan from [__________] that does not completely meet its objectives.

          4. eDiets hereby waives, releases, acquits, covenants not to sue, and forever discharges AOL and all of the AOL Persons and Entities from any and all claims, demands, and causes of action whatsoever, whether known or unknown, which arose or might have arisen from the beginning of time through and including the date of the execution of this Agreement, including, but not limited to, any and all claims, causes of action or demands of any nature, known or unknown, existing as of the date of this Agreement, which were made or could have been made as of the Effective Date of this Agreement.

          5. Upon timely receipt of the Payment, AOL will waive, release, acquit, covenant not to sue, and forever discharge eDiets from any claims, demands, and causes of action arising out of eDiets' failure to pay the Amount Due. AOL's obligations pursuant to this paragraph shall not be effective until, and are expressly conditioned on, AOL's timely receipt of the Payment.

          6. The Parties each acknowledge that they may hereafter discover facts different from or in addition to those they now know or believe to be true with respect to the Amount Due on the Contract and that they each expressly agree to assume the risk of the possible discovery of such additional or different facts and agree that this Agreement shall be and remain effective in all respects regardless of such additional or different facts

          7. The Parties expressly warrant and represent that they have fully informed themselves of the terms and legal effects of this Agreement, that no promises or representations have been made to induce their execution of this Agreement except those set forth herein, that they have relied on independent judgment and the advice of their own counsel in executing this Agreement, and that they have full authority and capacity to execute this Agreement and that the Agreement, once executed, shall be lawful and binding upon each of them, and their successors, heirs, assigns, executors, and administrators.

          8. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, assigns, executors, and administrators.

          9. THE PARTIES AND THEIR ATTORNEYS OF RECORD EXPRESSLY AGREE THAT THE TERMS OF THIS AGREEMENT ARE TO BE KEPT STRICTLY CONFIDENTIAL. The terms of this Agreement, specifically including but not limited to the amount set forth in Paragraph 1, including all documents executed in conjunction with this Agreement, shall not be revealed to any third persons or entities without the prior express written consent of AOL; provided that nothing in this Agreement shall prohibit the Parties from disclosing to third parties the fact that the matter has been settled on terms satisfactory to all Parties, without otherwise disclosing such terms; and provided further than nothing in this Agreement shall prohibit the Parties from disclosing to their tax advisors, retained accountants, and tax attorneys such information as is reasonably necessary in connection with the preparation or review of that party's income tax returns, financial statements, SEC filings, so long as said advisors, accountants, and attorneys have agreed to be bound by the terms of this paragraph prior to such disclosure. To the extent such disclosure is required by law, rule, regulation or government or court order, the disclosing Party will provide at least ten (10) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to the SEC or such governing body that such portions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.


          10. Each Party represents and warrants that it possesses the authority and rights necessary to make the grants and commitments contained herein and that it has not assigned, transferred, pledged, or hypothecated, or purported to assign, transfer, pledge, or hypothecate, any actual or alleged causes of action or claims that would otherwise be subject to this Agreement.

          11. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws principles thereunder. eDiets hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia in connection with any action arising under this Agreement.

          12. eDiets expressly represents and warrants that it has obtained the assistance and advice of counsel in connection with this Agreement. The Parties agree that the terms of this Agreement were entered into after negotiations and that the terms of this Agreement shall not be construed against either party as the drafter of such terms.

          13. Each of the covenants and agreements set forth herein are contractual and not a mere recital and shall survive the execution hereof.

          14. This Agreement may be executed in multiple counterparts and by facsimile signature and, when fully executed, each counterpart or facsimile signature shall constitute an original Agreement.

          15. This Agreement constitutes the entire agreement between the Parties. This Agreement supersedes all prior discussion, negotiations, representations, and agreements, oral or written, of the parties concerning the subject matter hereof, and all such prior discussions, negotiations, representations, and agreements, oral or written, are merged herein and are of no further force or effect. There are no oral representations or warranties between or among the Parties of any kind. This Agreement may not be amended or modified in any respect except by written instrument signed by all Parties.

          16. Any terms of the Contract that expressly by their terms, or by the terms of the Contract, survive the termination or expiration of the Contract shall continue in full force and shall not be deemed ineffective by the existence of this Agreement.

                        [Signature Block on Next Page]

     IN WITNESS HEREOF, this Agreement is executed as of the date and year first written above.

                                     EDIETS, INC.


                                     By:/s/ Ronald Caporale
                                        ----------------------------------------
                                              Name: Ronald Caporale
                                              Title:  EVP, Business Development



                                     AMERICA ONLINE, INC.,


                                     By:/s/ Steven Rindner
                                        ---------------------------------------
                                              Name:  Steven Rindner
                                              Title:  VP of Business Development

EXHIBIT A

================================================================================
                        AOL ADVERTISING INSERTION ORDER
================================================================================
                                                                      [LOGO]
    Contract #:
                -------------------------
    AOL Salesperson:  Hope Gurion
                     --------------------
    Sales Coordinator:
                       ------------------
    Sales Planner:  Kevin Bowers
                   ----------------------
    Effective Date:  9/28/01
                    ---------------------
    Credit Approval Received:
                              -----------

-------------------------------------------------------------------------------
                                    Advertiser          Advertising Agency
                                    ----------
-------------------------------------------------------------------------------
Contact Person                     Ron Caporale
-------------------------------------------------------------------------------
Company Name                    EDiets Group, Inc.              N/A
-------------------------------------------------------------------------------
Address - Line 1             3801 Hillsborough Blvd.
-------------------------------------------------------------------------------
Address - Line 2          Deerfield Beach, Florida 33442
-------------------------------------------------------------------------------
Phone #                            954-360-9022
-------------------------------------------------------------------------------
Fax #                              954-360-9095
-------------------------------------------------------------------------------
Email                             Ron@ediets.com
-------------------------------------------------------------------------------
SIC Code
-------------------------------------------------------------------------------
Advertiser IAB Category
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Billing Information
-------------------------------------------------------------------------------
Payment Terms: Advertiser shall provide AOL with the equivalent of [__________]. AOL hereby acknowledges that Advertiser has a credit balance of [_____________] from a previous agreement with AOL, so Advertiser will only be required to remit payment in the amount of [_____________] as follows: [_____________] within two
(2) months of the Effective Date and [_____________] within three (3) months of the Effective Date. Without limiting any other rights or remedies available to AOL, AOL's distribution and impression commitment specified below are and will be contingent upon provision by Advertiser of the payment referenced herein being received upon signing. Any such payment shall be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, [___________________________________________________________________________].


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Advertising Purchase Summary
                         ----------------------------
                  (See Detailed Carriage Plan on Appendix A)
-------------------------------------------------------------------------------

                                                              Total Impressions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

1.       Site and Products
         ------------------

         The HTTP/URL address to be connected to the Advertisement shall be: http:// www.ediets.com (the "Advertiser Site").

         The products and/or services to be offered or promoted by Advertiser in the Advertisements are as follows: health and diet services products (the "Advertiser Products").

         Carriage Plan is attached hereto on Schedule A.

2.       Impressions Commitment. In the event AOL delivers the impression
         -----------------------
         commitment provided for hereunder prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time. AOL will [________________________________________________________] deliver the impressions [_______________] during the Term of this agreement, [____________________________________________________________________].
         Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of this Insertion Order by AOL; instead, AOL will provide Advertiser, as its sole remedy, with "makegood" impressions through Placements similar to the placements in the Carriage Plan at no more than a [__________] rate, subject to eDiets' reasonable approval.

3.       Navigation. Advertiser shall provide continuous navigational ability
         ----------
         for AOL or users to return to an agreed-upon point on the AOL Network (for which AOL shall supply the proper address) from the Advertiser Site (e.g., the point on the AOL Network from which the Advertiser Site is linked), which may be satisfied through Advertiser permitting AOL to implement a hybrid browser around the Advertiser Site. AOL will be entitled to establish navigational icons, links, and pointers connecting the Advertiser Site (or portions thereof) with the AOL Network.

4.       Advertiser Artwork. In the event that all necessary artwork and active
         ------------------
         URL's are not provided to AOL in the manner specified herein at least [_______________] days prior to the Display Start Date, all Impressions to the relevant advertising inventory from and after the Display Start Date shall count toward the Total Impressions and Advertiser shall remain liable for all payments hereunder notwithstanding AOL's inability to display the Advertisement. AOL shall be entitled to run "house" advertisements in the relevant advertising inventory until [_______________] days after receipt of all necessary artwork and active URL's.

5.       Term.  Unless earlier terminated as set forth herein, the term of this
         ----
         agreement will begin on the Effective Date hereof and end on the last "END" date listed on Appendix A.

6.       Additional Terms.  The additional terms and conditions set forth on
         ----------------
         any and all Appendices attached hereto (the "Additional Terms") are hereby incorporated into this Insertion Order. In the event of any conflict between the Additional Terms and the Standard Terms (described below), the Additional Terms shall control.

7.       Standard Terms and Conditions.  This Insertion Order incorporates by
         -----------------------------
         reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Insertion Order on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences, not including receiving a higher CPM rate from a third party advertiser), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Ad Terms appear at keyword "Standard Ad Terms6" on the U.S.-based America Online brand service and at "http://mediaspace.aol.com/adterms6.html." A hard copy of the Standard Ad Terms will be provided to advertiser upon request. Advertiser acknowledges that it has been provided an opportunity to review the Standard Terms and agrees to be bound by them.

8.       Customization Requirements.  Advertiser hereby agrees to comply with
         --------------------------
         the requirements and restrictions placed on the "Customized Site "[___________________________________________________________________].
         Even though the IS Agreement has terminated, Advertiser agrees to incorporate by reference all of the requirements and restrictions on the Customized Site (as defined in the IS Agreement) and comply with the same under this agreement for the continued use of the Customized Site. Advertiser agrees to continue to comply with the foregoing in consideration for its continued use of the AOL Keyword issued to Advertiser under the IS Agreement. Advertiser will also comply with the AOL Keyword guidelines attached hereto in Appendix C in the promotion of its AOL Keyword.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order, their duly authorized representatives have signed their names below on the dates indicated. This Insertion Order (including the Additional Terms and the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AMERICA ONLINE, INC.                                          EDIETS, INC.

By:  /s/ Steven Rindner                                       By:  /s/ Ronald Caporale
     ---------------------------------------                       ---------------------------------------

Print Name:  Steven Rindner                                   Print Name: Ronald Caporale
             -------------------------------                              --------------------------------

Title:  VP of Business Affairs and Development                Title:  EVP, Business Development
        --------------------------------------                        ------------------------------------

Date:  10/02/01                                               Date:  09/28/01



ADDITIONAL TERMS:

         Appendix A        --       Carriage Plan
         Appendix B        --       Additional Operational Terms
         Appendix C        -        AOL Keyword Promotion

                                  Appendix A
                                 Carriage Plan
                                 -------------


The Impressions line items in the Carriage Plan are good faith estimates and are not firm commitments for each respective placement.

-------------------------------------------------------------------------------------------------------------
                                                                       FLIGHT                     TOTALS
-------------------------------------------------------------------------------------------------------------
                                                          Copy Size     START       END            IMPS
AOL Service
-----------
Dieting and Weight Loss RPL                                 text         10/1/01   3/31/02    [_________]
Fitness & Sports Medicine                                   234x60       10/1/01   3/31/02    [_________]
Health - AOL - Dieting & Nutrition                          234x60       10/1/01   3/31/02    [_________]
Men - AOL - Fitness RPL                                     234x60        1/1/02   3/31/02    [_________]
Men - AOL - Guy Talk                                        234x60       10/1/01   3/31/02    [_________]
Men - AOL - Sporting Life                                   88x31        10/1/01   3/31/02    [_________]
Men - AOL - Style                                           234x60       10/1/01   3/31/02    [_________]
Premium Diet and Nutrition Health Package {5100009869}      234x60       10/1/01   3/31/02    [_________]
Premium Eating Well Health Package {5100010115}             234x60       10/1/01   3/31/02    [_________]
Women: Diet Focus RPL                                       text         10/1/01   3/31/02    [_________]
Women: Diet RPL                                             text         10/1/01   3/31/02    [_________]
Women: Fitness RPL                                          text         10/1/01   3/31/02    [_________]
Women: Wellness RPL                                         text         10/1/01   3/31/02    [_________]
Netscape                                                                                      [_________]
--------                                                                                      [_________]
Netscape - Health - Diet and Nutrition                      141x60       10/1/01   3/31/02    [_________]
Netscape - Health - Exercise and Fitness                    194x15       10/1/01   3/31/02    [_________]
Search 2000                                                                                   [_________]
carb (Search Banner)                                        468x60       10/1/01   3/31/02    [_________]
carbohydrate (Search Banner)                                468x60       10/1/01   3/31/02    [_________]
diet (AOL Search Link 1)                                    24x15        10/1/01   3/31/02    [_________]
diet (Search Banner)                                        468x60       10/1/01   3/31/02    [_________]
dieting (Search Banner)                                     468x60       10/1/01   3/31/02    [_________]
diets (AOL Search Link 1)                                   24x15        10/1/01   3/31/02    [_________]
diets (Search Banner)                                       468x60       10/1/01   3/31/02    [_________]
fitness (AOL Search Link 1)                                 24x15        10/1/01   3/31/02    [_________]
fitness (Search Banner)                                     468x60       10/1/01   3/31/02    [_________]
protein (Search Banner)                                     468x60       10/1/01   3/31/02    [_________]
protien (Search Banner)                                     468x60       10/1/01   3/31/02    [_________]
weight (AOL Search Link 1)                                  24x15        10/1/01   3/31/02    [_________]
weight loss (AOL Search Link 2)                             24x15        10/1/01   3/31/02    [_________]
weight loss (Search Banner)                                 468x60       10/1/01   3/31/02    [_________]
weightloss (Search Banner)                                  468x60       10/1/01   3/31/02    [_________]
Oxygen Media                                                                                  [_________]
------------                                                                                  [_________]
Oxygen - AOL - Thriveonline - Fitness                       468x60       10/1/01   3/31/02    [_________]
Oxygen - AOL.com - Oxygen.com - Diet                        468x60       10/1/01   3/31/02    [_________]
Oxygen - Crossbrand - Thriveonline - Fitness               120x240       10/1/01   3/31/02    [_________]
Oxygen - Crossbrand - Thriveonline - Nutrition & Diet      120x240       10/1/01   3/31/02    [_________]
Oxygen - Public - Thriveonline - Nutrition                  120x60       10/1/01   3/31/02    [_________]
Oxygen - Public - Thriveonline - Nutrition                  468x60       10/1/01   3/31/02    [_________]
                                                   Total                                      [_________]
-------------------------------------------------------------------------------------------------------------

                                   Appendix B
                          Additional Operational Terms
                          ----------------------------

1. Advertiser Site Infrastructure. Advertiser will be responsible for all
   ------------------------------
   communications, hosting and connectivity costs and expenses associated with the Advertiser Site. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Advertiser Site from the AOL Network. Advertiser will design and implement the network between the AOL Service and Advertiser Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Advertiser Site from the AOL Network and
   (ii) no single line under material control by Advertiser will run at more than 70% average utilization for a 5-minute peak in a daily period. In the event that Advertiser elects to create a custom version of the Advertiser Site in order to comply with the terms of this Insertion Order, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2. Optimization; Speed. Advertiser will use commercially reasonable efforts to
   --------------------
   ensure that: (a) the functionality and features within the Advertiser Site are optimized for the client software then in use by AOL Members; and (b) the Advertiser Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, Advertiser will ensure that the Advertiser Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, Advertiser will permit AOL to conduct performance and load testing of the Advertiser Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. User Interface. Advertiser will maintain a graphical user interface within
   --------------
   the Advertiser Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Advertiser's compliance with the preceding sentence.

4. Technical Problems. Advertiser agrees to use commercially reasonable efforts
   ------------------
   to address material technical problems (over which Advertiser exercises control) affecting use by AOL Members of the Advertiser Site (an "Advertiser Technical Problem") promptly following notice thereof. In the event of an Advertiser Technical Problem (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Advertiser hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

5. Monitoring. Advertiser will ensure that the performance and availability of
   ----------
   the Advertiser Site is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Advertiser Site.

6. Telecommunications.  Where applicable Advertiser will utilize encryption
   -------------------
   methodology to secure data communications between the Parties' data centers.

7. Security. Advertiser will utilize Internet standard encryption technologies
   --------
   (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Advertiser Site. Advertiser will facilitate periodic reviews of the Advertiser Site by AOL in order to evaluate the security risks of such site. Advertiser will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

8. Technical Performance.
   ----------------------

   i. Advertiser will design the Advertiser Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 4.XX, 5.XX and 6.XX browsers (Windows and Macintosh) and the Netscape Browser 4.XX and 6.XX and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com."

   ii. To the extent Advertiser creates customized pages on the Advertiser Site for AOL Members, Advertiser will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com)."

   iii. Advertiser will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.
                           ------------------------------

   iv. Advertiser will design its site to support HTTP 1.0, 1.1 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. Advertiser is responsible for the
       ----------------------------------------------------------------
       manipulation of these parameters in web-based objects so as to allow them
       -------------------------------------------------------------------------
       to be cached or not cached as outlined in RFC 1945.
       --------------------------------------------------

   v. Prior to releasing material new functionality or features through the Advertiser Site ("New Functionality"), Advertiser will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the Advertiser Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

9. AOL Internet Services Advertiser Support.  AOL will provide Advertiser with
   ----------------------------------------
   online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Advertiser area other than the Advertiser Site. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Advertiser Site's software, hardware and network architecture and access to the Advertiser Site for purposes of such performance and load testing as AOL elects to conduct.

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

                                  Appendix C

                              Keyword Guidelines


                                 PRINT/GRAPHIC
 .    Required treatment:  (AOL Triangle appears) America Online Keyword:  eDiets
                                      or
                        America Online Keyword: eDiets
                        ------------------------------

 .    America Online must be spelled out
 .    Capitalization - listing shall appear in initial caps only
     Note:  K of Keyword must always be capitalized
 .    Font, Font style and Size must all be consistent
 .    Listing size must be of equal prominence to that of any/all other URLs featured
        .    Equal prominence applies to size, voice-over support and length of listings
 .    Listings must be no less than 1/4 inch in height

                               TELEVISION/RADIO
 .    "America Online Keyword" must be announced fully

     Example voiceover would read:
         "For more information, please visit America Online Keyword: eDiets"

 .    Television listing must represent at least 28 scan lines
 .    Radio mention must be at least :03 in length

                  .  AOL must approve all uses prior to usage
                     ----------------------------------------


Logo Usage Guidelines

Not Allowed
 . No color gradients
 . No "filled" icons (must be solid)
 . No different colors for triangle and the copy (must be all the same color)
 . No words/copy on top of the logo or triangle
 . No script writing of "America Online" used alone without triangle
 . No adaptations of the icon or logo (i.e., don't turn it into a mountain or
   Xmas tree)
 . No America Online or AOL in all lower case letters (either use initial caps.
   or all caps.)
 . No turning logo on its side, upside down, etc.
 . No changing the proportion of the logo
 . No "deforming" the logo (stretching it out or making it "skinny")
 . No giving the logo structural dimension or "blurring" the logo
 . No reconfiguring the elements logo (i.e., don't put "America" on the left of the triangle & "Online" on the right)

Registration marks
------------------
 .
 Must have small registration marks ((R)) at the right-hand tip of the triangle and at the tip of the "e" in "Online"
            ---

Approved Colors:
---------------
 . black
 . (reversed-out) white
 . PMS 534 blue (NOTE: this is AOL's corporate color)
 . PMS 286 blue
 . Reflex blue

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

 .  PMS 123 yellow
 .  PMS 2617 purple
   NOTE: the entire logo (triangle and type) must always be 100% of the same color

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